Exhibit 10.1
October 22, 2007
ENERGY WEST, INCORPORATED
No. 1 First Avenue South
Great Falls, Montana 59401 and
P.O. Box 2229
Great Falls, Cascade County, Montana 59403-2229
Attention.: Vice President Administration
Re:	Amendment to Credit Agreement
Ladies and Gentlemen:
     Reference is hereby made to that certain Credit Agreement dated as of June 29, 2007 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Energy West, Incorporated, a Montana corporation (“Borrower”), LaSalle Bank National Association, a national banking association, as agent (acting in such capacity, the “Agent”) for the Banks from time to time party thereto and such Banks. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Credit Agreement.
     Each of Borrower, the other Loan Parties, Agent and the Banks party hereto hereby agree that, effective as of the date first written above, the phrase “once each Fiscal Quarter” appearing in clause (i) of Section 10.10 of the Credit Agreement is hereby deleted in its entirety and the phrase “once each calendar month” is hereby substituted therefor.
     This letter amendment shall constitute a “Loan Document” under the Credit Agreement and, except as specifically amended hereby, the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed, as so amended.
     This letter amendment may be executed in one or more counterparts (which taken together shall constitute one and the same instrument) and by facsimile or electronic mail transmission, which facsimile or electronic mail signatures, as the case may be, shall be considered original executed counterparts. Each party to this letter amendment agrees it will be bound by its own facsimile or electronic mail signature and that it accepts the facsimile or email signature of each other party.
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     This letter amendment shall be a contract made under and governed by the internal laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

AGENT AND BANK:			BORROWER:

LASALLE BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and as a Bank			ENERGY WEST, INCORPORATED, a Montana corporation

By:	/s/ Meghan Schultz		By:	/s/ David A. Cerotzke

	Name: Title:	Meghan Schultz Vice President		Name: Title:	David A. Cerotzke Vice Chairman

Acknowledged and accepted as of the year and date first written above:

ENERGY WEST RESOURCES, INC., a Montana corporation

By:	/s/ David A. Cerotzke

	Name: Title:	David A. Cerotzke President

ENERGY WEST DEVELOPMENT, INC., a Montana corporation

By:	/s/ David A. Cerotzke

	Name: Title:	David A. Cerotzke President

ENERGY WEST PROPANE, INC., a Montana corporation

By:	/s/ David A. Cerotzke

	Name: Title:	David A. Cerotzke President
Letter Amendment